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                                                        EXHIBIT NO. EX-99 (e)(2)

                               Proposed Schedule A
                             Underwriting Agreement
                        between Gartmore Mutual Funds and
                      Gartmore Distribution Services, Inc.
                            (Effective June __, 2004)

Name of Fund

Gartmore Nationwide Fund (formerly Gartmore Total Return Fund)

Gartmore Growth Fund (formerly Nationwide Growth Fund)

Gartmore Millennium Growth Fund (formerly Nationwide New Economy Fund and
        Nationwide Mid Cap Growth Fund)

Gartmore Bond Fund (formerly Nationwide Bond Fund)

Gartmore Tax-Free Income Fund (formerly Nationwide Tax-Free Income Fund)

Gartmore Government Bond Fund (formerly Nationwide Intermediate U.S. Government
        Bond Fund and Nationwide Government Bond Fund)

Gartmore Money Market Fund (formerly Nationwide Money Market Fund)

Gartmore Large Cap Value Fund (formerly Prestige Large Cap Value Fund and
        Nationwide Large Cap Value Fund)

Gartmore Small Cap Fund (formerly Nationwide Small Cap Fund and Prestige Small
        Cap Fund)

Gartmore Morley Capital Accumulation Fund (formerly Morley Capital Accumulation
        Fund and Nationwide Morley Capital Accumulation Fund)

Gartmore Morley Enhanced Income Fund (formerly Morley Enhanced Income Fund and
        Nationwide Morley Enhanced Income Fund)

Gartmore U.S. Growth Leaders Fund (formerly Nationwide Focus Fund and Gartmore
        Growth 20 Fund)

Gartmore Value Opportunities Fund (formerly Nationwide Value Opportunities Fund)

Gartmore High Yield Bond Fund (formerly Nationwide High Yield Bond Fund)

Gartmore S&P 500 Index Fund (formerly Nationwide S&P 500 Index Fund)

Gartmore Small Cap Index Fund (formerly Nationwide Small Cap Index Fund)

Gartmore Mid Cap Market Index Fund (formerly Nationwide Mid Cap Market Index
        Fund)

Gartmore International Index Fund (formerly Nationwide International Index Fund)

Gartmore Bond Index Fund (formerly Nationwide Bond Index Fund)

Gartmore Investor Destinations Aggressive Fund (formerly Investor Destinations
        Aggressive Fund and Nationwide Investor Destinations Aggressive Fund)

Gartmore Investor Destinations Moderately Aggressive Fund (formerly Investor
        Destinations Moderately Aggressive Fund and Nationwide Investor Destinations Moderately Aggressive Fund)

Gartmore Investor Destinations Moderate Fund (formerly Investor Destinations
        Moderate Fund and Nationwide Investor Destinations Moderate Fund)

Gartmore Investor Destinations Moderately Conservative Fund (formerly Investor
        Destinations Moderately Conservative Fund and Nationwide Investor Destinations Moderately Conservative Fund)

Gartmore Investor Destinations Conservative Fund (formerly Investor Destinations
        Conservative Fund and Nationwide Investor Destinations Conservative
        Fund)
        NorthPointe Small Cap Value Fund

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                               Proposed Schedule A
                             Underwriting Agreement
                        between Gartmore Mutual Funds and
                      Gartmore Distribution Services, Inc.
                            (Effective June __, 2004)

Name of Fund

Gartmore Global Technology and Communications Fund (formerly Nationwide Global
        Technology and Communications Fund)

Gartmore Global Health Sciences Fund (formerly Nationwide Global Life Sciences
        Fund)

Gartmore Emerging Markets Fund

Gartmore International Growth Fund

Gartmore Worldwide Leaders Fund (formerly Gartmore Global Leaders Fund)

Gartmore European Leaders Fund (formerly Gartmore European Growth Fund)

Gartmore Small Cap Growth Fund (formerly Gartmore Global Small Companies Fund)

Gartmore OTC Fund

Gartmore Asia Pacific Leaders Fund

Gartmore Global Financial Services Fund

Gartmore Global Utilities Fund

Gartmore Nationwide Leaders Fund (formerly Gartmore U.S. Leaders Fund)

Gartmore Micro Cap Equity Fund

Gartmore Mid Cap Growth Fund

Gartmore U.S Growth Leaders Long-Short Fund (formerly Gartmore Long-Short Equity
        Plus Fund)

Gartmore Nationwide Principal Protected Fund

Gartmore Long-Short Fund

Gartmore Market Neutral Bond Plus Fund

Gartmore Convertible Fund

Gartmore China Opportunities Fund

Gartmore Global Natural Resources Fund

Gartmore Actively Managed Aggressive Asset Allocation Fund

Gartmore Actively Managed Moderately Aggressive Asset Allocation Fund

Gartmore Actively Managed Moderate Asset Allocation Fund

                                            GARTMORE MUTUAL FUNDS

                                            By:____________________________

                                            Name:__________________________

                                            Title:_________________________

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                                            GARTMORE DISTRIBUTION SERVICES, INC.

                                            By:_____________________________

                                            Name:____________________________

                                            Title:___________________________